UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2019 (April 24, 2019)

 CNX Midstream Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36635	47-1054194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center 1000 CONSOL Energy Drive Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(724) 485-4000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01.     Entry into a Material Definitive Agreement.

On April 24, 2019, CNX Midstream Partners LP (the “Partnership”) entered into an amendment (the “Second Amendment”) to the credit agreement, dated as of March 8, 2018 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 15, 2018, the “Credit Agreement”), by and among the Partnership, each of the guarantors party thereto, PNC Bank, National Association, as administrative agent and collateral agent, and the other lenders party thereto.
The Second Amendment amends the Credit Agreement to, among other things, (i) extend the stated maturity date to April 24, 2024, (ii) revise certain restricted payment covenants to accommodate the repurchase and/or cancellation of incentive distribution rights and the repurchase of limited partnership units, and (iii) reduce the rate of interest that accrues on outstanding indebtedness under the Credit Agreement, so that interest accrues at a rate based on either:

•
the highest of (i) PNC Bank, National Association’s prime rate, (ii) the federal funds open rate plus 0.50%, and (iii) the one-month LIBOR rate plus 1.0%, in each case, plus a margin ranging from 0.50% to 1.50%; or

•	the LIBOR rate plus a margin ranging from 1.50% to 2.50%.
The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated into this Item 1.01 by reference.
Item 2.02. Results of Operations and Financial Condition.

The Partnership issued a press release on April 30, 2019 announcing its 2019 first quarter results. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information furnished pursuant to this Item 2.02 and Item 7.01, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.
Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1
Amendment No. 2 to Credit Agreement, dated as of April 24, 2019, to the Credit Agreement, dated as of March 8, 2018, among CNX Midstream Partners LP, certain of its subsidiaries, PNC Bank, National Association, as administrative agent and collateral agent, JPMorgan Chase Bank, N.A. as syndication agent and the lender parties thereto.

99.1	Press Release of CNX Midstream Partners LP, dated April 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX MIDSTREAM PARTNERS LP
By: CNX MIDSTREAM GP, LLC, its general partner

Date:	April 30, 2019	By:	/S/ DONALD W. RUSH
Name: Donald W. Rush
Title: Chief Financial Officer and Director